Inventories and contracts in progress	12 Months Ended
Dec. 31, 2023
Inventories and contracts in progress
Inventories and contracts in progress

9Inventories and contracts in progress

Inventories and contracts in progress include the following:

	As of December 31,
in 000€	2023	2022	2021
Raw materials	9,061	7,975	6,246
Work in progress	4,070	4,626	2,383
Finished goods	3,266	2,837	2,171
Contracts in progress	637	643	495
Total inventories and contracts in progress	17,034	16,081	11,295

Inventory written-off on the balance sheet amounted to K€471 for the year ended December 31, 2023 (2022: K€1,473; 2021: K€1,196). The expenses are recorded in Cost of Sales.

The Group has contracts in progress and advances from customers. The total costs incurred is K€545 and the profit recognized is K€92 as of December 31, 2023. Advances were received for the amount of K€126 with respect to contracts in progress per end of 2023 (2022: K€60; 2021: K€11).